SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2003 (September 8, 2003)

NEXTEL COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19656	36-3939651
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, Including Area Code: (703) 433 — 4000

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

	(a)	Financial Statements of Business Acquired.

Not applicable.

	(b)	Pro Forma Financial Information.

Not applicable.

	(c)	Exhibits.

The following exhibit is furnished with this report:

Exhibit No.	Exhibit Description

99.1	Press Release

Item 9.	Regulation FD Information

     On September 8, 2003, Nextel issued a press release announcing that its chief executive officer will attend a conference at which he will, among other things, re-affirm financial guidance. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

/s/ Leonard J. Kennedy

By:	Leonard J. Kennedy
Senior Vice President and General Counsel

Date: September 9, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release